SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                         Date of Report: July 15, 1998
                       (Date of earliest event reported)

                       FIRSTPLUS Investment Corporation
            (Exact Name of Registrant as Specified in its Charter)

        Nevada                     333-26527                  75-2596063
--------------------               ---------                  ----------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)

  377 Howard Hughes Parkway
      Suite 300N
   Las Vegas, Nevada                                            89101
  (Address of Principal                                      (Zip Code)
    Executive Offices)

Registrant's telephone number, including area code:  (702) 892-3772

                                         No Change
              (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events

                  Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-26527) pursuant to which the Registrant registered issuances of FIRSTPLUS Home Loan Owner Trust asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 10, 1997, and the related Prospectus Supplement, dated June 18, 1998 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), relating to the publicly offered FIRSTPLUS Home Loan Owner Trust 1998-4 Asset Backed Securities, Series 1998-4, consisting of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class M-1, Class M-2 and Class B-1 Asset Backed Notes (the "Publicly Offered Securities"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Prospectus.

                  The Publicly Offered Securities were sold to Deutsche Bank Securities Inc. ("Deutsche Bank"), Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PaineWebber Incorporated (collectively, the "Underwriters") pursuant to the terms of an underwriting agreement dated May 13, 1998, as supplemented by a terms agreement dated June 18, 1998, each among Deutsche Bank, as representative (the "Representative") of the Underwriters (such underwriting agreement, together with such terms agreement, the "Underwriting Agreement"), the Registrant, FIRSTPLUS FINANCIAL, INC. ("FFI") and FIRSTPLUS Financial Group, Inc. A copy of the Underwriting Agreement is filed herewith as
                  Exhibit 1.1.

                  The Notes were issued pursuant to an Indenture dated as of June 1, 1998 (the "Indenture") among FIRSTPLUS Home Loan Owner Trust 1998-4 (the "Issuer" or the "Trust") and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.1.

                  The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of home loans (the "Home Loans") consisting of loans which are secured by mortgages, deeds of trust or other similar security instruments. The Home Loans consist of loans for which the related proceeds were used to finance
                  (i) property improvements, (ii) debt consolidation, or (iii) a combination of property improvements, debt consolidation, cash-out, credit insurance premiums, origination costs or other consumer purposes.

                  The Home Loans were sold by FFI to the Registrant pursuant to the terms of a Loan Sale Agreement dated as of June 1, 1998 (the "Loan Sale Agreement") and were simultaneously sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement (defined below). A copy of the Loan Sale Agreement is filed herewith as Exhibit 10.1.

                  The Home Loans will be serviced by FFI, an affiliate of the Registrant, pursuant to the terms of a Sale and Servicing Agreement dated as of June 1, 1998 (the "Sale and Servicing Agreement") among the Registrant, as Seller, FFI, as Transferor and Servicer, the Issuer, and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.2.

                  Set  forth   below  is  a  brief   description   of  certain
                  characteristics of the Home Loans included in the Home Loan Pool as of the June 30, 1998 Cut-off Date.

                  The Home Loan Pool consists of 19,220 Home Loans having a Pool Principal Balance as of the respective Cut-Off Dates of the related Home Loans of $597,161,004. The Home Loans (by Pool Principal Balance as of the applicable Cut-Off Dates) have the characteristics set forth in the following tables:



                                HOME LOAN RATE

   RANGE OF         NUMBER OF                             PERCENT OF TOTAL
   HOME LOAN           HOME           AGGREGATE            BY AGGREGATE
   RATES (%)          LOANS     PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE (%)
--------------        -----     ---------------------   ---------------------
8.001 - 9.000%            1       $     17,212                   0.00%
9.001 - 10.000           75          1,957,585                   0.33
10.001 - 11.000         415         13,144,258                   2.20
11.001 - 12.000       3,667        121,787,808                  20.39
12.001 - 13.000       4,089        129,047,523                  21.61
13.001 - 14.000       4,778        150,054,215                  25.13
14.001 - 15.000       3,510        103,638,107                  17.36
15.001 - 16.000       2,044         59,905,350                  10.03
16.001 - 17.000         538         15,062,163                   2.52
17.001 - 18.000          85          2,071,603                   0.35
18.001 - 19.000          18            475,180                   0.08
                     ------       ------------            -----------
     TOTAL           19,220       $597,161,004                 100.00%
                     ======       ============            ===========

          The weighted average Home Loan Rate of the Home Loans as of the Cut-Off Date was approximately 13.51% per annum.


                     Cut-Off Date Loan Principal Balances

      RANGE OF                                                PERCENT OF TOTAL
    CUT-OFF DATE       NUMBER OF           AGGREGATE            BY AGGREGATE
PRINCIPAL BALANCE ($)  HOME LOANS    PRINCIPAL BALANCE($)  PRINCIPAL BALANCE (%)
---------------------  ----------    --------------------  ---------------------
  0.01 - 10,000.00         80               723,616                0.12%
10,000.01 - 20,000.00    2,789            45,865,923                7.68
20,000.01 - 30,000.00    6,610            169,294,038              28.35
30,000.01 - 40,000.00    6,586            229,174,530              38.38
40,000.01 - 50,000.00    2,459            111,734,107              18.71
50,000.01 - 60,000.00     508             27,838,139                4.66
60,000.01 - 70,000.00     156             10,122,940                1.70
70,000.01 - 80,000.00      32              2,407,711                0.40
                           --           ---------------          -------
        TOTAL            19,220          $597,161,004             100.00%
                         ======          ============             =======

         The average principal balance of the Home Loans as of the Cut-Off Date was approximately $31,070.

                       Original Loan Principal Balances

                                                             PERCENT OF TOTAL
        RANGE OF                                                BY AGGREGATE
   PRINCIPAL BALANCES     NUMBER OF       AGGREGATE        PRINCIPAL BALANCE (%)
   AT ORIGINATION ($)    HOME LOANS   PRINCIPAL BALANCE
    0.01 - 10,000.00         57            554,102                   0.09
 10,000.01 - 20,000.00      2,752        44,945,512                  7.53
 20,000.01 - 30,000.00      6,595        168,317,248                28.19
 30,000.01 - 40,000.00      6,622        229,759,468                38.48
 40,000.01 - 50,000.00      2,483        112,514,584                18.84
 50,000.01 - 60,000.00       519         28,302,494                  4.74
 60,000.01 - 70,000.00       160         10,359,885                  1.73
 70,000.01 - 80,000.00       32           2,407,711                  0.40
                         ----------    ---------------           --------
         Total             19,220       $597,161,004               100.00%
                           ======       ============              -------

         The  average   principal   balance  of  the  Initial  Home  Loans  at
origination was approximately $31,321.


                           Geographic Concentration

                                                            PERCENT OF TOTAL
                        NUMBER OF        AGGREGATE            BY AGGREGATE
STATE                   HOME LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE (%)
Alabama                     3              64,198                0.01
Alaska                     50           1,797,077                0.30
Arizona                   425          12,549,985                2.10
Arkansas                  228           7,181,137                1.20
California               2,482         82,860,148               13.88
Colorado                  365          11,360,191                1.90
Connecticut               268           8,689,401                1.46
Delaware                   84           2,731,157                0.46
District of Columbia       6             134,435                 0.02
Florida                  1,233         36,969,854                6.19
Georgia                   568          17,559,267                2.94
Hawaii                     2             59,667                  0.01
Idaho                     176           5,239,594                0.88
Illinois                  542          15,259,304                2.56
Indiana                   508          15,628,844                2.62
Iowa                      133           4,288,661                0.72
Kansas                    344          10,387,767                1.74
Kentucky                  272           8,268,732                1.38
Louisiana                 268           8,133,495                1.36
Maine                     186           5,676,847                0.95
Maryland                  507          15,887,966                2.66
Massachusetts             507          16,035,085                2.69
Michigan                  857          26,369,030                4.42
Minnesota                 468          14,639,196                2.45
Mississippi               113           3,589,415                0.60
Missouri                  948          28,151,097                4.71
Montana                    33            965,797                 0.16
Nebraska                  185           5,687,425                0.95
Nevada                    257           7,832,320                1.31
New Hampshire              79           2,408,296                0.40
New Jersey                528          16,071,073                2.69
New Mexico                229           7,170,086                1.20
New York                  279           9,190,765                1.54
North Carolina            695          21,296,937                3.57
North Dakota               18            540,199                 0.09
Ohio                     1,013         32,122,238                5.38
Oklahoma                  316           9,610,250                1.61
Oregon                    141           4,255,527                0.71
Pennsylvania             1,264         39,293,199                6.58
Rhode Island              108           3,469,692                0.58
South Carolina            384          11,422,484                1.91
South Dakota               31            994,655                 0.17
Tennessee                 280           8,010,809                1.34
Texas                      2             58,680                  0.01
Utah                      161           4,760,641                0.80
Vermont                    28            891,088                 0.15
Virginia                  825          24,935,667                4.18
Washington                568          18,416,594                3.08
West Virginia              5             156,555                 0.03
Wisconsin                 207           6,764,200                1.13
Wyoming                    41           1,324,279                0.22
                       ----------     -------------            ------
 Total                   19,220       $597,161,004             100.00%
                         ======       ============             =======


                                 Remaining Term to Maturity

                                                            PERCENT OF TOTAL
   RANGE OF REMAINING       NUMBER OF        AGGREGATE         BY AGGREGATE
TERM TO MATURITY (MONTHS)   HOME LOANS   PRINCIPAL BALANCE PRINCIPAL BALANCE (%)
-------------------------   ----------   ----------------- ---------------------
       0 - 30                    1                 8,466              0.00
       31 - 60                 169             3,339,680              0.56
       61 - 90                  78             1,760,076              0.29
       91 - 120              1,128            28,467,609              4.77
       121 - 150                38               997,574              0.17
       151 - 180             3,635           108,291,742             18.13
       181 - 210                11               323,066              0.05
       211 - 240             1,838            57,859,761              9.69
       241 - 270                 1                32,422              0.01
       271 - 300            12,321           396,080,608             66.33
                            ------           -----------           -------
   Total.................   19,220           597,161,004            100.00
                            ======           ===========            ======

         The weighted average remaining term to maturity of the Home Loans as of the Cut-Off Date was approximately 258 months.

                                             Months Since Origination

                                                              PERCENT OF TOTAL
         AGE             NUMBER OF         AGGREGATE           BY AGGREGATE
     (IN MONTHS)         HOME LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE (%)
     -----------         ----------    -----------------   ---------------------
      0 - 3                10,534        331,303,684             55.48
      4 - 6                 6,888        209,860,013             35.14
      7 - 12                1,296         39,855,822              6.67
      13 - 18                 476         15,368,366              2.57
      19 - 24                  21            629,314              0.11
      25 - 30                   1             38,475              0.01
      31 - 42                   4            105,329              0.02
                          -------        -----------            ------
Total                      19,220        597,161,004            100.00
                           ======        ===========            ======

         The weighted average number of months since origination of the Home Loans as of the Cut-Off Date was approximately 4 months.


                                CREDIT SCORES*

                                                   AGGREGATE  PERCENT OF TOTAL
                RANGE OF             NUMBER OF     PRINCIPAL    BY AGGREGATE
              CREDIT SCORES          HOME LOANS     BALANCE   PRINCIPAL BALANCE
              -------------          ----------     -------   -----------------
620 to 639......................         507       12,761,541        2.14
640 to 659......................       3,926      115,829,585       19.40
660 to 679......................       3,966      121,577,998       20.36
680 to 699......................       3,997      127,511,636       21.35
700 to 719......................       3,663      119,020,098       19.93
720 to 739......................       1,908       61,004,572       10.22
740 to 759......................         901       28,952,986        4.85
760 to 779......................         276        8,300,703        1.39
780 to 799......................          66        1,899,373        0.32
800 or more.....................          10          302,512        0.05
                                  ----------     ------------     -------
         Total..................      19,220     $597,161,004        100%
                                  ==========     ============     =======
---------------------------
*Determined prior to origination of the related Home Loan.

The weighted average Credit Score of the Home Loans as of the Cut-Off Date was approximately 689.

                             DEBT-TO-INCOME RATIOS

                                             AGGREGATE       PERCENT OF TOTAL
          RANGE OF          NUMBER OF        PRINCIPAL         BY AGGREGATE
    DEBT-TO-INCOME RATIOS   HOME LOANS        BALANCE      PRINCIPAL BALANCE
    ---------------------   ----------       ---------     -----------------
Up to 10..................      15      $      473,508                0.08%
11 to 15..................      93           2,606,740                0.44
16 to 20..................     556          16,072,752                2.69
21 to 25..................   1,455          44,307,890                7.42
26 to 30..................   2,946          90,179,177               15.10
31 to 35..................   4,279         132,366,696               22.17
36 to 40..................   5,001         158,558,708               26.55
41 to 45..................   3,572         112,835,437               18.90
46 to 50..................   1,291          39,448,457                6.61
51 to 55..................      12             311,639                0.05
                               ---      --------------       -------------
         Total............  19,220      $  597,161,004                100%
                            ======      ==============       ============

The weighted average debt-to-income ratio of the Home Loans as of the Cut-Off Date was approximately 35.23%.


Item 7.  Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  Exhibit No.       Description

                      1.1           Underwriting Agreement

                      1.2           Underwriting Terms Agreement

                      4.1           Indenture

                      10.1          Subsequent Transfer Agreement

                      10.2          Sale and Servicing Agreement


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRSTPLUS INVESTMENT CORPORATION

                                         By:   /s/ Lee F. Reddin
                                              Name:  Lee F. Reddin
                                              Title: Vice President

Dated:  July ___, 1998


                                 EXHIBIT INDEX

Exhibit No.                 Description                              Page No.

         10.1               Subsequent Transfer Agreement